EXHIBIT 10.7
------------

                          GENERAL CONTINUING GUARANTY
                          ---------------------------

     THIS GENERAL CONTINUING GUARANTY ("Guaranty"), dated as of June 7, 1999, is executed and delivered by SYSTEMS INTEGRATION SOFTWARE, a California corporation ("Guarantor"), in favor of MELLON BANK, N.A., as agent for the Lender Group ("Guarantied Party"), in light of the following:

     WHEREAS, Debtor and the Lender Group are, contemporaneously herewith, entering into the Credit Agreement; and

     WHEREAS, in order to induce the Lender Group to extend financial accommodations to Debtor pursuant to the Credit Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Lender Group to Debtor, whether pursuant to the Credit Agreement or otherwise, Guarantor has agreed to guaranty the Guarantied Obligations.

     NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees, in favor of Guarantied Party, as follows:

          (a)  Definitions and Construction.
               ----------------------------

                    a.   Definitions.  Capitalized terms used herein and not
                         -----------
                         otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

                    "Credit Agreement" shall mean that certain Amended and
                     ----------------
Restated Credit and Security Agreement, dated as of even date herewith, among Debtor and the Lender Group.

                    "Debtor" shall mean SM&A Corporation, a California
                     ------
corporation.

                    "Guarantied Obligations" shall mean:  (a) the due and
                     ----------------------
punctual payment of the principal of, and interest (including, any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, any and all premium on, and any and all fees, costs, and expenses incurred in connection with or on the Indebtedness owed by Debtor to Guarantied Party pursuant to the terms of the Loan Documents; and (b) the due and punctual payment of all other present or future Indebtedness owing by Debtor to Guarantied Party.

                    "Guarantied Party" shall have the meaning set forth in the
                     ----------------
preamble to this Guaranty.

                    "Guarantor" shall have the meaning set forth in the
                     ---------
preamble to this Guaranty.

                    "Guaranty" shall have the meaning set forth in the
                     --------
preamble to this Guaranty.

                    "Indebtedness" shall mean any and all obligations,
                     ------------
indebtedness, or liabilities of any kind or character owed by Debtor to Guarantied Party and arising directly or indirectly out of or in connection with the Credit Agreement or the other Loan Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including attorneys fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Debtor is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Guarantied Party.

                    "Lender Group" shall mean, individually and collectively,
                     ------------
each of the Lenders and Guarantied Party in its capacity as agent for the Lenders.

                    "Lenders" shall mean, individually and collectively, each of
                     -------
the financial institutions (including Guarantied Party) listed on the signature pages of the Credit Agreement (together with their respective successors and assigns)

                    b.   Construction.  Unless the context of this Guaranty
                         ------------
                         clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: the Credit Agreement; this Guaranty; and the other Loan Documents. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Guarantied Party, the Lender Group, or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, Guarantied Party, the several members of the Lender Group, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Guarantied Party and Guarantor.

                                       2.

          (b)  Guarantied Obligations.  Guarantor hereby irrevocably and
               ----------------------
unconditionally guaranties to Guarantied Party for the benefit of the Lender Group, as and for its own debt, until final and indefeasible payment thereof has been made, (a) the payment of the Guarantied Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Debtor of all of the agreements, conditions, covenants, and obligations of Debtor contained in the Credit Agreement, and under each of the other Loan Documents.

          (c)  Continuing Guaranty.  This Guaranty includes Guarantied
               -------------------
Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Guarantied Party, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Guarantied Party in existence on the date of such revocation, (d) no payment by Guarantor, Debtor, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Debtor or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

          (d)  Performance Under this Guaranty.  In the event that Debtor fails
               -------------------------------
to make any payment of any Guarantied Obligations, on or before the due date thereof, or if Debtor shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 hereof in the manner provided
                          -----------------------
in the Credit Agreement or the other Loan Documents, as applicable, Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

          (e)  Primary Obligations.  This Guaranty is a primary and original
               -------------------
obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Guarantor agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Guarantied Party for the benefit of the Lender Group, that the obligations of Guarantor hereunder are independent of the obligations of Debtor or any other guarantor, and that a separate action may be brought

                                       3.

against Guarantor, whether such action is brought against Debtor or any other guarantor or whether Debtor or any other guarantor is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Guarantied Party for the benefit of the Lender Group of whatever remedies it may have against Debtor or any other guarantor, or the enforcement of any lien or realization upon any security Guarantied Party may at any time possess. Guarantor agrees that any release which may be given by the Lender Group or Guarantied Party on behalf thereof to Debtor or any other guarantor shall not release Guarantor. Guarantor consents and agrees that the Lender Group or Guarantied Party on behalf thereof shall be under no obligation to marshal any property or assets of Debtor or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

                    (f)  Waivers.
                         -------

                              c. To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor's right to make inquiry of Guarantied Party to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Debtor or of any other fact that might increase Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any unmatured Event of Default or Event of Default under the Credit Agreement; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty or any other Loan Documents to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

                              d. To the fullest extent permitted by applicable law, Guarantor waives the right by statute or otherwise to require the Lender Group or Guarantied Party on behalf thereof to institute suit against Debtor or to exhaust any rights and remedies which the Lender Group or Guarantied Party on behalf thereof has or may have against Debtor. In this regard, Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if such Guarantied Obligations were directly owing to the Lender Group or Guarantied Party on behalf thereof by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid)

                                       4.

                                   of Debtor or by reason of the cessation from any cause whatsoever of the liability of Debtor in respect thereof.

                              e. To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) any rights to assert against the Lender Group or Guarantied Party on behalf thereof any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Debtor or any other party liable to the Lender Group or Guarantied Party on behalf thereof; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Lender Group or Guarantied Party on behalf thereof including any defense based upon an election of remedies by the Lender Group or Guarantied Party on behalf thereof under the provisions of (S)(S) 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction; (iv) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder.

                              f. Until such time as all of the Guarantied Obligations have been fully, finally, and indefeasibly paid in full in cash: (i) Guarantor hereby waives and postpones any right of subrogation Guarantor has or may have as against Debtor with respect to the Guarantied Obligations; (ii) in addition, Guarantor hereby waives and postpones any right to proceed against Debtor or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) in addition, Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of Debtor.

                              g. If any of the Guarantied Obligations at any time are secured by a mortgage or deed of trust upon real property, Guarantied Party on behalf of the Lender Group may elect, in its sole discretion, upon a default with respect to the Guarantied Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of Guarantor

                                       5.

                                   hereunder. Guarantor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by the Lender Group or Guarantied Party on behalf thereof nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Debtor or other guarantors or sureties, and (b) absent the waiver given by Guarantor herein, such an election would estop the Lender Group or Guarantied Party on behalf thereof from enforcing this Guaranty against Guarantor. Understanding the foregoing, and understanding that Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, Guarantor hereby waives any right to assert against the Lender Group or Guarantied Party any defense to the enforcement of this Guaranty, whether denominated "estoppel" or otherwise, based on or arising from an election by the Lender Group or Guarantied Party on behalf thereof nonjudicially to foreclose any such mortgage or deed of trust. Guarantor understands that the effect of the foregoing waiver may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Debtor or other guarantors or sureties. Guarantor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of Guarantor's liability under this Guaranty.

                              h. WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE (S)(S) 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822,
                                   2838, 2839, 2845, 2847, 2848, 2849, AND 2850,
                                   CALIFORNIA CODE OF CIVIL PROCEDURE (S)(S)
                                   580a, 580b, 580c, 580d, AND 726, AND CHAPTER
                                   2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

                              i. WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE GUARANTIED PARTY, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL

                                       6.

                                   FORECLOSURE WITH RESPECT TO SECURITY FOR A
                                   GUARANTIED OBLIGATION, HAS DESTROYED THE
                                   GUARANTOR'S RIGHTS OF SUBROGATION AND
                                   REIMBURSEMENT AGAINST THE DEBTOR BY THE
                                   OPERATION OF SECTION 580d OF THE CALIFORNIA
                                   CODE OF CIVIL PROCEDURE OR OTHERWISE.

          (g)  Releases.  Guarantor consents and agrees that, without notice to
               --------
or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, the Lender Group or Guarantied Party on behalf thereof may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Credit Agreement or any of the other Loan Documents or may grant other indulgences to Debtor in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Credit Agreement or any of the other Loan Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.

          (h)  No Election.  Guarantied Party shall have the right to seek
               -----------
recourse against Guarantor to the fullest extent provided for herein and no election by the Lender Group or Guarantied Party on behalf thereof to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Guarantied Party's right on behalf of the Lender Group to proceed in any other form of action or proceeding or against other parties unless Guarantied Party has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Lender Group or Guarantied Party on behalf thereof under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that the Lender Group finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

          (i)  Indefeasible Payment.  The Guarantied Obligations shall not be
               --------------------
considered indefeasibly paid for purposes of this Guaranty unless and until all payments to the Lender Group are no longer subject to any right on the part of any person whomsoever, including Debtor, Debtor as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Debtor's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to the Lender Group is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantor shall be liable for the full amount the Lender Group is required to repay plus any and all costs and expenses (including attorneys fees) paid by the Lender Group in connection therewith.

                                       7.

          (j)  Financial Condition of Debtor.  Guarantor represents and warrants
               -----------------------------
to Guarantied Party that it is currently informed of the financial condition of Debtor and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Guarantor further represents and warrants to Guarantied Party that it has read and understands the terms and conditions of the Credit Agreement and the other Loan Documents. Guarantor hereby covenants that it will continue to keep itself informed of Debtor's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

          (k)  Subordination.  Guarantor hereby agrees that any and all present
               -------------
and future indebtedness of Debtor owing to Guarantor is postponed in favor of and subordinated to payment, in full, in cash, of the Guarantied Obligations. In this regard, no payment of any kind whatsoever shall be made with respect to such indebtedness until the Guarantied Obligations have been indefeasibly paid in full.

          (l)  Payments; Application.  All payments to be made hereunder by
               ---------------------
Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including attorneys fees) incurred by Guarantied Party on behalf of the Lender Group in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to the Lender Group constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

          (m)  Attorneys Fees and Costs.  Guarantor agrees to pay, on demand,
               ------------------------
all reasonable attorneys fees and all other reasonable costs and expenses which may be incurred by Guarantied Party on behalf of the Lender Group in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

          (n)  Notices.  Unless otherwise specifically provided in this
               -------
Guaranty, any notice or other communication relating to this Guaranty or any other agreement entered into in connection therewith shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, TWX, telefacsimile, or telegram (with messenger delivery specified) to Guarantor or to Guarantied Party, as the case may be, at its addresses set forth below:

If to Guarantor:              Systems Integration Software

                              c/o SM&A Corporation

                              4695 MacArthur Court, 8th Floor

                              Newport Beach, California 92660

                                       8.

                              Attn: Edward A. Beeman

                                    Senior Vice President/

                                    Chief Financial Officer

                              Telefacsimilie: (949) 975-1624

with a copy to                Rutan & Tucker

                              61 Antor Boulevard, 14th Floor

                              Costa Mesa, California 92626

                              Attn: Thomas J. Crane, Esq.

                              Telefacsimilie: (714) 546-9035

If to Guarantied Party:       Mellon Bank, N.A.

                              Mellon Bank Center

                              400 South Hope Street

                              5th Floor

                              Los Angeles, California 90071

                              Attn: Mr. Richard M. McNiven

                              Telefacsimilie: (213) 629-0484

with a copy to:               Brobeck, Phleger & Harrison

                              550 South Hope Street

                              Los Angeles, California 90071

                              Attn: James D. Prendergast, Esq.

                              Telefacsimilie: (213) 745-3345

                                       9.

     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 14, other
                                                            ----------
than notices by Guarantied Party in connection with Sections 9504 or 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt or three (3) calendar days after the deposit thereof in the mail. Guarantor acknowledges and agrees that notices sent by Guarantied Party in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail or transmitted by telefacsimile or other similar method set forth above.

          (o)  Cumulative Remedies.  No remedy under this Guaranty, under the
               -------------------
Credit Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Credit Agreement, or any other Loan Document, and those provided by law. No delay or omission by Guarantied Party to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Guarantied Party to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

          (p)  Severability of Provisions.  Any provision of this Guaranty which
               --------------------------
is prohibited or unenforceable under applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

          (q)  Entire Agreement; Amendments.  This Guaranty constitutes the
               ----------------------------
entire agreement between Guarantor and Guarantied Party pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by both Guarantor and Guarantied Party. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

          (r)  Successors and Assigns.  This Guaranty shall be binding upon
               ----------------------
Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Lender Group and Guarantied Party; provided,
                                                                 --------
however, Guarantor shall not assign this Guaranty or delegate any of its duties
-------
hereunder without Guarantied Party's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by the Lender Group or Guarantied Party, the rights and benefits herein conferred upon Guarantied Party for the benefit of the Lender Group shall automatically extend to and be vested in such assignee or other transferee.

          (s)  No Third Party Beneficiary.  This Guaranty is solely for the
               --------------------------
benefit of the Lender Group and Guarantied Party on behalf thereof and their respective successors and assigns and may not be relied on by any other Person.

                                      10.

          (t)  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER

          THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

          THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, OR AT THE SOLE OPTION OF GUARANTIED PARTY, IN ANY OTHER COURT IN WHICH GUARANTIED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF GUARANTOR AND GUARANTIED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 20.
                                                         ----------

          GUARANTOR AND GUARANTIED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. GUARANTOR AND GUARANTIED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                           [Signature page follows.]

                                      11.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.


                                          SYSTEMS INTEGRATION SOFTWARE,
                                          a California corporation


                                          By  ________________________________

                                          Title:  ____________________________

                                      12.